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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       NOVEMBER 2, 1999
                                                  -----------------------------


                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)



         CALIFORNIA                   333-80543                  33-0231678
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                       92618
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 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code         (949) 754-8000
                                                   -----------------------------


                610 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA 92660
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        On November 2, 1999, Quest Software, Inc. ("Quest") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Quest, Quest Acquisition Corporation ("Sub"), MBR Technologies, Inc., a California corporation ("MBR"), John Rocha, Joseph F. Brusatto, Michael Q. Mai and Vicente Perez de Tudela (collectively, the "Shareholders"). Under the Merger Agreement, Sub will be merged with and into MBR, with MBR as the surviving corporation in the merger. MBR will thereby become a wholly-owned subsidiary of Quest. The merger is to be effected through the issuance of an aggregate of $10 million of shares of Quest Common Stock and $1.5 million in cash (subject to reduction for certain transaction and other expenses) in exchange for all of the outstanding capital stock of MBR. The per share price for purposes of determing the number of shares of Quest Common Stock that will be issued in the merger will be based on the average of the closing prices of the Quest Common Stock on the Nasdaq National Market for the five trading days ending one day prior to the closing date of the merger. The amount of such consideration was determined based upon arm's-length negotiations between Quest and MBR. The consummation of the merger is subject to the satisfaction of certain conditions.

        A copy of the press release announcing the merger agreement with MBR is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        The following document is filed as an exhibit to this report:

             (c) Exhibits

                 99.1 -- Press Release dated November 3, 1999.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Quest Software, Inc.



Date: November 17, 1999                    By: /s/ John J. Laskey
                                               ---------------------------------
                                               John J. Laskey,
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


     The following document is filed as an exhibit to this report:

    Exhibits
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      99.1   --   Press Release dated November 3, 1999.